EXHIBIT  32


CERTIFICATION  PURSUANT  TO  SECTION  1350  OF  CHAPTER  63
OF  TITLE  18  OF  THE  UNITED  STATES  CODE

as  adopted  pursuant  to

SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


     I, Ed Alexander, the chief executive officer and chief financial officer of Proton Laboratories, Inc. , certify that (i) the Quarterly Report on Form 10-QSB/A for the quarter ended June 30, 2007, as filed by the Company with the Securities and Exchange Commission, to which this Certification is an Exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and (ii) the information contained in the Form 10-QSB financial statements fairly presents, in all material respects, the financial condition and results of operations of Proton Laboratories, Inc.


                                        /s/  Ed  Alexander
                                        ----------------------------------------
                                        Ed  Alexander,
                                        President,  Chief  Executive  Officer
                                        and  Chief  Financial  Officer

                                        Date:  August  20,  2007


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Proton Laboratories, Inc. and will be retained by Proton Laboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.